                                                                   Exhibit 10.35



Exhibit 10.35 to Registration Statement on             CONFIDENTIAL INFORMATION
Form S-4 of RSL Communications PLC                     OMITTED WHERE INDICATED
and RSL Communications, Ltd.                           BY "[*]" AND FILED
                                                       SEPARATELY WITH THE
                                                       COMMISSION PURSUANT TO
                                                       A REQUEST FOR COFIDENTIAL
                                                       TREATMENT UNDER RULE 406
                                                       OF THE SECURITIES ACT
                                                       OF 1933

                                 AMENDMENT NO. 1
                      TO THE TRANSITION SERVICES AGREEMENT

      THIS AMENDMENT NO. 1 TO THE TRANSITION SERVICES AGREEMENT among Sprint Communications Company L.P., a Delaware limited partnership ("Sprint LP"), RSL COM Deutschland GmbH, a Germany limited liability company ("RSL"), and Sprint Telecommunication Services GmbH, a German limited liability company ("STS") takes effect as of May 8, 1996.

      WHEREAS Sprint LP and RSL have entered into a Transition Services Agreement ("the Agreement") as of May 8, 1996, in connection with the purchase of the IDDD Business (as defined in the Agreement) by RSL; and

      WHEREAS Sprint LP, STS and RSL acknowledge and agree that the provision of the international half circuits used in connection with the IDDD Business to RSL should be provided by STS;

      NOW THEREFORE, it is agreed as follows:

     1. Additional Party to the Agreement. STS is hereby made a party to the Agreement. Except with respect to Section 3.1 of the Agreement, wherever the term "Sprint LP" appears such term shall refer to both Sprint LP and STS.

      2. Section 2.1. Section 2.1 of the Agreement is deleted in its entirety and the following is substituted therefor:

      During the term of this Agreement and in accordance with its terms and conditions, (i) Sprint LP shall terminate or provide for the termination of long distance voice telephone traffic which originates from the IDDD Business through the Sprint network or the network of Global One Communications in the countries listed on Exhibit A hereto and (ii) Sprint Telecommunication Services GmbH shall provide to RSL the use of international half circuits for long distance voice telephone traffic which originates from the IDDD Business through the Sprint network or the network of Global One Communications (collectively, the "Services"). Neither Sprint LP nor Sprint Telecommunication Services GmbH shall be obligated to transit or hub any traffic through the switch that services the IDDD Business other than traffic originated in Germany.

      3. Section 4.2. Section 4.2 of the Agreement is deleted in its entirety and the following is substituted therefor:

      RSL shall pay (i) to Sprint LP the amount due under paragraph (1) of Exhibit A for each calendar month during the term of this Agreement for the provision of the Services provided by Sprint LP pursuant to Section
      2.1 and (ii) to Sprint Telecommunication Services GmbH the amount due under paragraph (2) of Exhibit A for each calendar month during the term of this Agreement for the provision of the Services provided by Sprint Telecommunication Services GmbH pursuant to Section 2.1 (collectively, the "Service Charges").

      4. Effect of Amendment No. 1. Notwithstanding anything contained herein, in no event shall the aggregate amount of Service Charges calculated under the Agreement as amended by this Amendment No. 1 for any given period of time exceed the aggregate amount of Services Charges calculated under the Agreement prior to the execution of this Amendment No. 1 for the same period of time.

      5. Exhibit A. Exhibit A is deleted in its entirety and the Amended and Restated Exhibit A attached hereto is substituted therefor.

      Except as amended herein, the provisions of the Agreement shall remain in full force and effect.


                            [Signatures on next page]

      IN WITNESS WHEREOF, each of STS, Sprint LP and RSL has caused its duly authorized representative to execute this Amendment No. 1 as of May 8, 1996.


                               SPRINT COMMUNICATIONS COMPANY L.P.


                               By:      US Telecom, Inc., as General Partner


                               By:      _____________________________
                               Name:    Don A. Jensen
                               Title:   Vice President-Law


                               By:      _____________________________
                               Name:    Dennis Piper
                               Title:   Attorney in Fact


                               SPRINT TELECOMMUNICATION SERVICES GMBH


                               By:      _____________________________
                               Name:    _____________________________
                               Title:   _____________________________


                               RSL COM DEUTSCHLAND GMBH.


                               By:      _____________________________
                               Name:    _____________________________
                               Title:   _____________________________

                         AMENDED AND RESTATED EXHIBIT A

1. Service Charges due to Sprint LP:

      Service Charges due to Sprint LP are calculated in accordance with the attached list of termination rates and then reduced by the amount of Service Charges invoiced to RSL by Sprint Telecommunication Services GmbH for use of the international half circuits.

2. Service Charges due to Sprint Telecommunication Services GmbH:

      Service Charges due to Sprint Telecommunication Services GmbH for use of the international half circuits shall be determined by reference to the volume of the traffic but shall not exceed a value of [*] for any given month.

[*] CONFIDENTIAL PORTIONS OMITTED WHERE INDICATED AND FILED SEPARATELY WITH THE COMMISSION

                          Termination Rates ($/Minute)

--------------------------------------------------------------------------------
                                                    Global One/RSL
--------------------------------------------------------------------------------
              Country                               Agreed Rates
--------------------------------------------------------------------------------
                                                      4/11/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Afghanistan                                       N/A
--------------------------------------------------------------------------------
Alaska                                            [*]
--------------------------------------------------------------------------------
Albania                                           [*]
--------------------------------------------------------------------------------
Algeria                                           [*]
--------------------------------------------------------------------------------
Andorra                                           [*]
--------------------------------------------------------------------------------
Angola                                            [*]
--------------------------------------------------------------------------------
Anguilla                                          [*]
--------------------------------------------------------------------------------
Antarctic Territories                             N/A
--------------------------------------------------------------------------------
Antigua                                           [*]
--------------------------------------------------------------------------------
Antilles (Netherlands)                            [*]
--------------------------------------------------------------------------------
Argentina                                         [*]
--------------------------------------------------------------------------------
Armenia                                           [*]
--------------------------------------------------------------------------------
Aruba                                             [*]
--------------------------------------------------------------------------------
Ascension Island                                  [*]
--------------------------------------------------------------------------------
Astelit                                           N/A
--------------------------------------------------------------------------------
Australia                                         [*]
--------------------------------------------------------------------------------
Austria                                           [*]
--------------------------------------------------------------------------------
Azerbaijan                                        [*]
--------------------------------------------------------------------------------
Azores                                            [*]
--------------------------------------------------------------------------------
Bahamas                                           [*]
--------------------------------------------------------------------------------
Bahrain                                           [*]
--------------------------------------------------------------------------------
Balearics                                         N/A
--------------------------------------------------------------------------------
Bangladesh                                        [*]
--------------------------------------------------------------------------------
Barbados                                          [*]
--------------------------------------------------------------------------------
BCLM                                              N/A
--------------------------------------------------------------------------------
Belarus                                           [*]
--------------------------------------------------------------------------------
Belgium                                           [*]
--------------------------------------------------------------------------------
Belize                                            [*]
--------------------------------------------------------------------------------

Note: Where indicated with N/A - Sprint has no available arrangement with the foreign PTT to terminate traffic.

[*] CONFIDENTIAL PORTIONS OMITTED WHERE INDICATED AND FILED SEPARATELY WITH THE COMMISSION


F/G 4/11/96                             Page 1

                          Termination Rates ($/Minute)

--------------------------------------------------------------------------------
                                                    Global One/RSL
--------------------------------------------------------------------------------
              Country                               Agreed Rates
--------------------------------------------------------------------------------
                                                      4/11/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Benin                                             [*]
--------------------------------------------------------------------------------
Bermuda                                           [*]
--------------------------------------------------------------------------------
Bhutan                                            [*]
--------------------------------------------------------------------------------
Bolivia                                           [*]
--------------------------------------------------------------------------------
Bosnia-Herzegovina                                [*]
--------------------------------------------------------------------------------
Botswana                                          [*]
--------------------------------------------------------------------------------
Brazil                                            [*]
--------------------------------------------------------------------------------
British Virgin Islands                            [*]
--------------------------------------------------------------------------------
Brunei Darussalam                                 [*]
--------------------------------------------------------------------------------
Bulgaria                                          [*]
--------------------------------------------------------------------------------
Burkina Faso                                      [*]
--------------------------------------------------------------------------------
Burundi                                           [*]
--------------------------------------------------------------------------------
Cambodia                                          [*]
--------------------------------------------------------------------------------
Cameroon                                          [*]
--------------------------------------------------------------------------------
Canada                                            [*]
--------------------------------------------------------------------------------
Canary Islands                                    [*]
--------------------------------------------------------------------------------
Cape Verde Islands                                [*]
--------------------------------------------------------------------------------
Caribbean                                         N/A
--------------------------------------------------------------------------------
Cayman Islands                                    [*]
--------------------------------------------------------------------------------
Central African Republic                          [*]
--------------------------------------------------------------------------------
Chad                                              [*]
--------------------------------------------------------------------------------
Chatham Islands                                   [*]
--------------------------------------------------------------------------------
Chile                                             [*]
--------------------------------------------------------------------------------
China                                             [*]
--------------------------------------------------------------------------------
Christmas Island (I.O.)                           [*]
--------------------------------------------------------------------------------
Cocos Island                                      [*]
--------------------------------------------------------------------------------
Colombia                                          [*]
--------------------------------------------------------------------------------
Combellga                                         N/A
--------------------------------------------------------------------------------

Note: Where indicated with N/A - Sprint has no available arrangement with the foreign PTT to terminate traffic.

[*] CONFIDENTIAL PORTIONS OMITTED WHERE INDICATED AND FILED SEPARATELY WITH THE COMMISSION


F/G 4/11/96                             Page 2

                          Termination Rates ($/Minute)

--------------------------------------------------------------------------------
                                                    Global One/RSL
--------------------------------------------------------------------------------
              Country                               Agreed Rates
--------------------------------------------------------------------------------
                                                      4/11/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Cominica                                          [*]
--------------------------------------------------------------------------------
Comoro Islands/ Mayotte                           [*]
--------------------------------------------------------------------------------
Comstar                                           N/A
--------------------------------------------------------------------------------
Congo                                             [*]
--------------------------------------------------------------------------------
Cook Island                                       [*]
--------------------------------------------------------------------------------
Costa Rica                                        [*]
--------------------------------------------------------------------------------
Croatia Republic                                  [*]
--------------------------------------------------------------------------------
Cuba                                              [*]
--------------------------------------------------------------------------------
Cyprus                                            [*]
--------------------------------------------------------------------------------
Czech. Republic                                   [*]
--------------------------------------------------------------------------------
Denmark                                           [*]
--------------------------------------------------------------------------------
Diego Garcia                                      [*]
--------------------------------------------------------------------------------
Djibouti                                          [*]
--------------------------------------------------------------------------------
Dominican Republic                                [*]
--------------------------------------------------------------------------------
Ecudor                                            [*]
--------------------------------------------------------------------------------
Egypt                                             [*]
--------------------------------------------------------------------------------
El Salvador                                       [*]
--------------------------------------------------------------------------------
Equatorial Guinea                                 [*]
--------------------------------------------------------------------------------
Eritrea                                           [*]
--------------------------------------------------------------------------------
Estonia                                           [*]
--------------------------------------------------------------------------------
Ethioppia                                         [*]
--------------------------------------------------------------------------------
Falkland Islands                                  [*]
--------------------------------------------------------------------------------
Faroes (via Denmark)                              [*]
--------------------------------------------------------------------------------
Fiji                                              [*]
--------------------------------------------------------------------------------
Finland                                           [*]
--------------------------------------------------------------------------------
France/Germany                                    [*]
--------------------------------------------------------------------------------
French Antilles                                   [*]
--------------------------------------------------------------------------------
French Guiana                                     [*]
--------------------------------------------------------------------------------

Note: Where indicated with N/A - Sprint has no available arrangement with the foreign PTT to terminate traffic.

[*] CONFIDENTIAL PORTIONS OMITTED WHERE INDICATED AND FILED SEPARATELY WITH THE COMMISSION


F/G 4/11/96                             Page 3

                          Termination Rates ($/Minute)

--------------------------------------------------------------------------------
                                                    Global One/RSL
--------------------------------------------------------------------------------
              Country                               Agreed Rates
--------------------------------------------------------------------------------
                                                      4/11/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
French Polynesia                                  [*]
--------------------------------------------------------------------------------
Gabon                                             [*]
--------------------------------------------------------------------------------
Gambia                                            [*]
--------------------------------------------------------------------------------
Georgia                                           [*]
--------------------------------------------------------------------------------
Ghana                                             [*]
--------------------------------------------------------------------------------
Gibraltar                                         [*]
--------------------------------------------------------------------------------
Greece                                            [*]
--------------------------------------------------------------------------------
Greenland                                         [*]
--------------------------------------------------------------------------------
Greneda (Carracou)                                [*]
--------------------------------------------------------------------------------
Guadaloupe                                        [*]
--------------------------------------------------------------------------------
Guam                                              [*]
--------------------------------------------------------------------------------
Guantanamo                                        [*]
--------------------------------------------------------------------------------
Guatemala                                         [*]
--------------------------------------------------------------------------------
Guinea                                            [*]
--------------------------------------------------------------------------------
Guinea Bissau                                     [*]
--------------------------------------------------------------------------------
Guyana                                            [*]
--------------------------------------------------------------------------------
Haiti                                             [*]
--------------------------------------------------------------------------------
Hawaii                                            [*]
--------------------------------------------------------------------------------
Hondoras                                          [*]
--------------------------------------------------------------------------------
Hong Kong                                         [*]
--------------------------------------------------------------------------------
Hungary                                           [*]
--------------------------------------------------------------------------------
Iceland                                           [*]
--------------------------------------------------------------------------------
India                                             [*]
--------------------------------------------------------------------------------
Indonesia                                         [*]
--------------------------------------------------------------------------------
Iran                                              [*]
--------------------------------------------------------------------------------
Iraq                                              [*]
--------------------------------------------------------------------------------
Ireland                                           [*]
--------------------------------------------------------------------------------
Israel                                            [*]
--------------------------------------------------------------------------------

Note: Where indicated with N/A - Sprint has no available arrangement with the foreign PTT to terminate traffic.

[*] CONFIDENTIAL PORTIONS OMITTED WHERE INDICATED AND FILED SEPARATELY WITH THE COMMISSION


F/G 4/11/96                             Page 4

                          Termination Rates ($/Minute)

--------------------------------------------------------------------------------
                                                    Global One/RSL
--------------------------------------------------------------------------------
              Country                               Agreed Rates
--------------------------------------------------------------------------------
                                                      4/11/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Italy                                             [*]
--------------------------------------------------------------------------------
Ivory Coast                                       [*]
--------------------------------------------------------------------------------
Jamaica                                           [*]
--------------------------------------------------------------------------------
Japan                                             [*]
--------------------------------------------------------------------------------
Jordan                                            [*]
--------------------------------------------------------------------------------
Kampuchea                                         [*]
--------------------------------------------------------------------------------
Kazakhstan                                        [*]
--------------------------------------------------------------------------------
Kenya                                             [*]
--------------------------------------------------------------------------------
Kirghizia                                         N/A
--------------------------------------------------------------------------------
Kiribati                                          [*]
--------------------------------------------------------------------------------
Kuwait                                            [*]
--------------------------------------------------------------------------------
Kyrgyzstan                                        [*]
--------------------------------------------------------------------------------
Laos                                              [*]
--------------------------------------------------------------------------------
Latvia                                            [*]
--------------------------------------------------------------------------------
Lebanon                                           [*]
--------------------------------------------------------------------------------
Lechtenstein                                      [*]
--------------------------------------------------------------------------------
Lesotho                                           [*]
--------------------------------------------------------------------------------
Liberia                                           [*]
--------------------------------------------------------------------------------
Libya                                             [*]
--------------------------------------------------------------------------------
Lithuania                                         [*]
--------------------------------------------------------------------------------
Luxembourg                                        [*]
--------------------------------------------------------------------------------
Macao                                             [*]
--------------------------------------------------------------------------------
Macedonia                                         [*]
--------------------------------------------------------------------------------
Madagascar                                        [*]
--------------------------------------------------------------------------------
Madeira                                           [*]
--------------------------------------------------------------------------------
Malawi                                            [*]
--------------------------------------------------------------------------------
Malaysia                                          [*]
--------------------------------------------------------------------------------
Maldive Islands                                   [*]
--------------------------------------------------------------------------------

Note: Where indicated with N/A - Sprint has no available arrangement with the foreign PTT to terminate traffic.

[*] CONFIDENTIAL PORTIONS OMITTED WHERE INDICATED AND FILED SEPARATELY WITH THE COMMISSION


F/G 4/11/96                             Page 5

                          Termination Rates ($/Minute)

--------------------------------------------------------------------------------
                                                    Global One/RSL
--------------------------------------------------------------------------------
              Country                               Agreed Rates
--------------------------------------------------------------------------------
                                                      4/11/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mali                                              [*]
--------------------------------------------------------------------------------
Malta                                             [*]
--------------------------------------------------------------------------------
Marshall Island                                   [*]
--------------------------------------------------------------------------------
Martinique                                        [*]
--------------------------------------------------------------------------------
Mauritania                                        [*]
--------------------------------------------------------------------------------
Mauritius/Rodriguez Island                        [*]
--------------------------------------------------------------------------------
Mayotte Island                                    [*]
--------------------------------------------------------------------------------
Mexico                                            [*]
--------------------------------------------------------------------------------
Micronesia                                        [*]
--------------------------------------------------------------------------------
Midway Islands                                    N/A
--------------------------------------------------------------------------------
Moldavia                                          [*]
--------------------------------------------------------------------------------
Monaco                                            [*]
--------------------------------------------------------------------------------
Mongolia                                          [*]
--------------------------------------------------------------------------------
Monserrat                                         [*]
--------------------------------------------------------------------------------
Morocco                                           [*]
--------------------------------------------------------------------------------
Mozambique                                        [*]
--------------------------------------------------------------------------------
Mustique                                          [*]
--------------------------------------------------------------------------------
Myanmar (Burma)                                   [*]
--------------------------------------------------------------------------------
Nakhodka                                          N/A
--------------------------------------------------------------------------------
Namibia                                           [*]
--------------------------------------------------------------------------------
Nauru                                             [*]
--------------------------------------------------------------------------------
Nepal                                             [*]
--------------------------------------------------------------------------------
Netherlands                                       [*]
--------------------------------------------------------------------------------
Nevis                                             [*]
--------------------------------------------------------------------------------
New Caledonia                                     [*]
--------------------------------------------------------------------------------
New Zealand                                       [*]
--------------------------------------------------------------------------------
Nicaragua                                         [*]
--------------------------------------------------------------------------------
Niger                                             [*]
--------------------------------------------------------------------------------

Note: Where indicated with N/A - Sprint has no available arrangement with the foreign PTT to terminate traffic.

[*] CONFIDENTIAL PORTIONS OMITTED WHERE INDICATED AND FILED SEPARATELY WITH THE COMMISSION


F/G 4/11/96                             Page 6

                          Termination Rates ($/Minute)

--------------------------------------------------------------------------------
                                                    Global One/RSL
--------------------------------------------------------------------------------
              Country                               Agreed Rates
--------------------------------------------------------------------------------
                                                      4/11/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Nigeria                                           [*]
--------------------------------------------------------------------------------
Niue Island                                       [*]
--------------------------------------------------------------------------------
Norfold Island                                    [*]
--------------------------------------------------------------------------------
North Korea                                       [*]
--------------------------------------------------------------------------------
North Mariana Island                              [*]
--------------------------------------------------------------------------------
Norway                                            [*]
--------------------------------------------------------------------------------
Oman                                              [*]
--------------------------------------------------------------------------------
Pakistan                                          [*]
--------------------------------------------------------------------------------
Palau                                             [*]
--------------------------------------------------------------------------------
Panama                                            [*]
--------------------------------------------------------------------------------
Papua New Guinea                                  [*]
--------------------------------------------------------------------------------
Paraguay                                          [*]
--------------------------------------------------------------------------------
Peru                                              [*]
--------------------------------------------------------------------------------
Philippines                                       [*]
--------------------------------------------------------------------------------
Picairn Islands                                   N/A
--------------------------------------------------------------------------------
Poland                                            [*]
--------------------------------------------------------------------------------
Portugal                                          [*]
--------------------------------------------------------------------------------
PPalm Island                                      [*]
--------------------------------------------------------------------------------
Puerto Rico                                       [*]
--------------------------------------------------------------------------------
Qatar                                             [*]
--------------------------------------------------------------------------------
Radius                                            N/A
--------------------------------------------------------------------------------
Reunion Island                                    [*]
--------------------------------------------------------------------------------
Rodrigues Islands                                 [*]
--------------------------------------------------------------------------------
Romania                                           [*]
--------------------------------------------------------------------------------
Russia                                            [*]
--------------------------------------------------------------------------------
Rwanda                                            [*]
--------------------------------------------------------------------------------
Saint Helena                                      [*]
--------------------------------------------------------------------------------
Saint Kitts                                       [*]
--------------------------------------------------------------------------------

Note: Where indicated with N/A - Sprint has no available arrangement with the foreign PTT to terminate traffic.

[*] CONFIDENTIAL PORTIONS OMITTED WHERE INDICATED AND FILED SEPARATELY WITH THE COMMISSION


F/G 4/11/96                             Page 7

                          Termination Rates ($/Minute)

--------------------------------------------------------------------------------
                                                    Global One/RSL
--------------------------------------------------------------------------------
              Country                               Agreed Rates
--------------------------------------------------------------------------------
                                                      4/11/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Saint Lucia                                       [*]
--------------------------------------------------------------------------------
Saint Pierre & Miquelon                           [*]
--------------------------------------------------------------------------------
Saint Vincent                                     [*]
--------------------------------------------------------------------------------
Saipan                                            [*]
--------------------------------------------------------------------------------
Sakhalin                                          N/A
--------------------------------------------------------------------------------
Samoa (U.S.)                                      [*]
--------------------------------------------------------------------------------
Samoa (Western)                                   [*]
--------------------------------------------------------------------------------
San Marino                                        [*]
--------------------------------------------------------------------------------
Sao Tome Et Principe                              [*]
--------------------------------------------------------------------------------
Saudi Arabia                                      [*]
--------------------------------------------------------------------------------
Senegal                                           [*]
--------------------------------------------------------------------------------
Serbia                                            [*]
--------------------------------------------------------------------------------
Seychelles                                        [*]
--------------------------------------------------------------------------------
Sierra Leone                                      [*]
--------------------------------------------------------------------------------
Singapore                                         [*]
--------------------------------------------------------------------------------
Slovakia                                          [*]
--------------------------------------------------------------------------------
Slovenia                                          [*]
--------------------------------------------------------------------------------
Slovenia Republic                                 N/A
--------------------------------------------------------------------------------
Solomon Island                                    [*]
--------------------------------------------------------------------------------
Somalia                                           [*]
--------------------------------------------------------------------------------
South Africa                                      [*]
--------------------------------------------------------------------------------
South Korea                                       [*]
--------------------------------------------------------------------------------
Spain                                             [*]
--------------------------------------------------------------------------------
Sri Lanka                                         [*]
--------------------------------------------------------------------------------
Sudan                                             [*]
--------------------------------------------------------------------------------
Surinam                                           [*]
--------------------------------------------------------------------------------
Swaziland                                         [*]
--------------------------------------------------------------------------------
Sweden                                            [*]
--------------------------------------------------------------------------------

Note: Where indicated with N/A - Sprint has no available arrangement with the foreign PTT to terminate traffic.

[*] CONFIDENTIAL PORTIONS OMITTED WHERE INDICATED AND FILED SEPARATELY WITH THE COMMISSION


F/G 4/11/96                             Page 8

                          Termination Rates ($/Minute)

--------------------------------------------------------------------------------
                                                    Global One/RSL
--------------------------------------------------------------------------------
              Country                               Agreed Rates
--------------------------------------------------------------------------------
                                                      4/11/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Switzerland                                       [*]
--------------------------------------------------------------------------------
Syria                                             [*]
--------------------------------------------------------------------------------
Taiwan                                            [*]
--------------------------------------------------------------------------------
Tajikistan                                        [*]
--------------------------------------------------------------------------------
Tanzania                                          [*]
--------------------------------------------------------------------------------
Thailand                                          [*]
--------------------------------------------------------------------------------
Togo                                              [*]
--------------------------------------------------------------------------------
Tokelau                                           N/A
--------------------------------------------------------------------------------
Tonga                                             [*]
--------------------------------------------------------------------------------
Trinidad                                          [*]
--------------------------------------------------------------------------------
Tristan da Cunha                                  [*]
--------------------------------------------------------------------------------
Tunisia                                           [*]
--------------------------------------------------------------------------------
Turkey                                            [*]
--------------------------------------------------------------------------------
Turkmenistan                                      [*]
--------------------------------------------------------------------------------
Turks and Caicos                                  [*]
--------------------------------------------------------------------------------
Tuvalu                                            [*]
--------------------------------------------------------------------------------
Uganda                                            [*]
--------------------------------------------------------------------------------
UK                                                [*]
--------------------------------------------------------------------------------
Ukraine                                           [*]
--------------------------------------------------------------------------------
Union Island                                      [*]
--------------------------------------------------------------------------------
United Arab Emirates                              [*]
--------------------------------------------------------------------------------
Uruguay                                           [*]
--------------------------------------------------------------------------------
USA                                               [*]
--------------------------------------------------------------------------------
Uzbekistan                                        [*]
--------------------------------------------------------------------------------
Vanuatu                                           [*]
--------------------------------------------------------------------------------
Vatican City                                      [*]
--------------------------------------------------------------------------------
Venezuela                                         [*]
--------------------------------------------------------------------------------
Viet Nam                                          [*]
--------------------------------------------------------------------------------

Note: Where indicated with N/A - Sprint has no available arrangement with the foreign PTT to terminate traffic.

[*] CONFIDENTIAL PORTIONS OMITTED WHERE INDICATED AND FILED SEPARATELY WITH THE COMMISSION


F/G 4/11/96                             Page 9

                          Termination Rates ($/Minute)

--------------------------------------------------------------------------------
                                                    Global One/RSL
--------------------------------------------------------------------------------
              Country                               Agreed Rates
--------------------------------------------------------------------------------
                                                      4/11/96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Virgin Islands (U.S.)                             [*]
--------------------------------------------------------------------------------
Wake Islands                                      N/A
--------------------------------------------------------------------------------
Wallis Islands                                    [*]
--------------------------------------------------------------------------------
Yemen (Republic of)                               [*]
--------------------------------------------------------------------------------
Yugoslavia                                        [*]
--------------------------------------------------------------------------------
Zaire                                             [*]
--------------------------------------------------------------------------------
Zambia                                            [*]
--------------------------------------------------------------------------------
Zimbabwe                                          [*]
--------------------------------------------------------------------------------


Note: Where indicated with N/A - Sprint has no available arrangement with the foreign PTT to terminate traffic.

[*] CONFIDENTIAL PORTIONS OMITTED WHERE INDICATED AND FILED SEPARATELY WITH THE COMMISSION


F/G 4/11/96                             Page 10